UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2024
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-35305	45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	POST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On November 14, 2024, Post Holdings, Inc. (the “Company”) issued a press release announcing results for its fourth fiscal quarter and fiscal year ended September 30, 2024. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information contained in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 12, 2024, Robert E. Grote and Ellen F. Harshman, members of the Company’s Board of Directors (the “Board”), notified the Company of their decisions to retire as directors of the Company. Mr. Grote, age 81, has been a member of the Board since 2012 and is the Chairman of the Corporate Governance and Compensation Committee. Ms. Harshman, age 79, has been a member of the Board since 2017 and is a member of the Audit Committee. Neither Mr. Grote’s nor Ms. Harshman’s announced retirement was due to any disagreement with the Company on any matter. Mr. Grote’s and Ms. Harshman’s retirements from the Board and all committees thereof will be effective on January 30, 2025.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Earnings Release dated November 14, 2024
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2024	Post Holdings, Inc.
(Registrant)

	By:	/s/ Matthew J. Mainer
	Name:	Matthew J. Mainer
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

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